UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Anton Boulevard,

Costa Mesa, California 92626

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 888-507-1737

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Base Salaries and Bonus Program

On March 15, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Veritone, Inc. (the “Company”) set the base salaries and target bonuses for 2018 for the Company’s executive officers listed below (the “Executive Officers”), which amend the compensation terms set forth in such Executive Officers’ employment agreements with the Company, as follows:

Name	2018 Base Salary	2018 Target Bonus (% of Approved 2018 Base Salary)	2018 Target Bonus ($)
Chad E. Steelberg, Chief Executive Officer	$250,000	30%	$75,000
Ryan S. Steelberg, President	$250,000	30%	$75,000
Peter F. Collins, Executive Vice President and Chief Financial Officer	$250,000	30%	$75,000
Jeffrey B. Coyne, Executive Vice President, General Counsel and Secretary	$250,000	30%	$75,000
John A. Ganley, Jr., Executive Vice President and Chief Human Resources Officer	$250,000	30%	$75,000

The new base salaries will be effective as of March 15, 2018. The target amounts of the bonuses shall be payable in the event of achievement of 100% of the Company’s revenue goal for full year 2018 (the “Revenue Goal”), with potential payout of up to 200% of the target amount in the event of achievement of 150% of the Revenue Goal. Payouts shall be prorated on a straight line basis in the event of revenue achievement between 100% and 150% of the Revenue Goal. No bonus payouts will be earned in the event of revenue achievement below 100% of the Revenue Goal. The Committee generally has the authority to administer our bonus program and to make determinations under the program.

2018 Equity Awards

On March 15, 2018, the Committee granted nonqualified stock options under the Company’s 2017 Stock Incentive Plan to the Executive Officers as follows:

Name	Number of Options
Chad E. Steelberg, Chief Executive Officer	136,029
Ryan S. Steelberg, President	68,015
Peter F. Collins, Executive Vice President and Chief Financial Officer	37,099
Jeffrey B. Coyne, Executive Vice President, General Counsel and Secretary	37,099
John A. Ganley, Jr., Executive Vice President and Chief Human Resources Officer	37,099

The exercise price of each such stock option is $15.14 per share, the closing price per share of the Company’s common stock as reported on the Nasdaq Global Market on the grant date. Each of such stock options vests 25% on March 15, 2019, and 1/48 per month for each month thereafter, contingent upon the Executive Officer’s continued service with the Company. Such vesting will be subject to acceleration upon the occurrence of certain events, including a change in control of the Company, on the same terms and conditions as the stock options previously granted to each Executive Officer in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2018	Veritone, Inc.

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Executive Vice President, General Counsel and Secretary